Supplement dated June 8, 2020 to the
Miller Income Fund Prospectus dated January 31, 2020, as previously supplemented
Miller Opportunity Trust Prospectus dated April 30, 2020
•This supplement is being provided to inform you that effective immediately, the Miller Income Fund Prospectus and the Miller Opportunity Trust Prospectus sections titled Sales Charges, Class C share conversion, first paragraph are supplemented to add the language regarding the possibility of conversion sooner than after 10 years of ownership. Please see the Prospectus and Statement of Additional Information for more information about the fees and expenses associated with Class A shares.
Sales Charges
Class C shares conversion
Except as noted below, Class C shares will automatically convert to Class A shares after the shares have been held for 10 years from the purchase date. The shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase. It is the responsibility of your Financial Intermediary and not the Fund, the transfer agent, the Distributor or the Adviser to ensure that you are credited with the proper holding period. If your Financial Intermediary does not have records verifying that your shares have been held for at least 10 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Financial Intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Financial Intermediaries may be subject to different terms or conditions, as set by their Financial Intermediary, in connection with such conversions. These Financial Intermediaries may convert Class C shares to Class A shares sooner than after 10 years of ownership. Please refer to Appendix A or contact your Financial Intermediary for more information.
•In addition, the following language is added to Appendix A - Financial Intermediary Sales Charge Variations of the Miller Income Fund Prospectus.
Baird
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•	Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

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Shares purchase from the proceeds of redemptions from another Miller Value Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

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A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

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Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

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Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Miller Value Fund assets held by accounts within the purchaser’s household at Baird. Eligible Miller Value Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Miller Value Funds through Baird, over a 13-month period of time

Please retain this supplement for future reference.